UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 2009

                       NATIONAL INVESTMENT MANAGERS INC.
             (Exact name of registrant as specified in its charter)



           Florida                    000-51252                 59-2091510
(State of Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)




              485 Metro Place South, Suite 275, Dublin, Ohio 43017
              (Address of principal executive offices)    (zip code)

                                  614-923-8822
              (Registrant's telephone number, including area code)

                                   Copies to:
                Stephen M. Fleming, Esq. Law Offices of Stephen
                                M. Fleming PLLC

                          110 Wall Street, 11th Floor

                            New York, New York 10005
                           Telephone: (516) 833-5034
                              Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 17, 2009, Steven Virany was appointed as a director of National Investment Managers Inc. (the "Company") to fill a vacancy on the Board of Directors. There are no understandings or arrangements between Mr. Virany and any other person pursuant to which he was selected as a director. Mr. Virany presently does not serve on any Company committee. Mr. Virany may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Virany does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Mr. Virany has never entered into a transaction, nor is there any proposed transaction, between Mr. Virany and the Company.

       Mr. Virany's career spans over 25 years of principal, advisory, and mergers and acquisition experience in the financial services industry. From 1983 to 2008, Mr. Virany spent over 20 years at Lehman Brothers in New York where he was a Managing Director in the Fixed Income Division. His experience focused on a broad range of financial product areas including insurance, commercial and residential real estate, and specialty finance. From 1996 to 1998, Mr. Virany was a principal in Boston Capital Mortgage Corporation, a commercial real estate finance company. Currently, Mr Virany is engaged in capital raising for new specialty finance entities. Mr. Virany received his MBA from Columbia University and graduated with a B.S. in Economics from the Wharton School of the University of Pennsylvania.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL INVESTMENT MANAGERS INC.


Dated: November 18, 2009                    By:  /s/ Steven Ross
                                                 Name:  Steven Ross
                                                 Title: Chief Executive Officer